United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 22, 2024
Date of Report (Date of earliest event reported)
Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway
Suite 155
Alpharetta,	Georgia	30004
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2024, Priority Technology Holdings, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). A total of 53,960,790 shares, or 71.19% of the Company’s outstanding shares of common stock as of the record date for the Annual Meeting, were represented in person through virtual attendance or by proxy at the Annual Meeting constituting a quorum.

Proposal 1 – Election of Directors

The Company’s stockholders elected each of the persons listed below to served as director until the next annual meeting in 2025 or until his earlier resignation, death, or removal. The votes were cast as follows:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Thomas Priore	51,036,903	14,738	1,072	2,908,077
John Priore	50,088,706	962,789	1,218	2,908,077
Marc Crisafulli	50,999,724	51,731	1,258	2,908,077
Marietta Davis	50,708,502	342,998	1,213	2,908,077
Christina Favilla	50,636,620	414,880	1,213	2,908,077
Michael Passilla	50,999,633	51,867	1,213	2,908,077

Proposal 2 – Approval of Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved the advisory vote on Named Executive Officer Compensation. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
50,957,487	95,226	0	2,908,077

Proposal 3 – Ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2024.

For	Against	Abstain	Broker Non-Votes
53,900,657	60,133	0	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2024

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Timothy O'Leary
Name: Timothy O'Leary
Title: Chief Financial Officer